UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 30, 2004

                             WILLIAMS CONTROLS, INC.
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               (Exact name of Company as specified in its charter)

    Delaware                      0-18083                        84-1099587
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(State or other            (Commission File No.)              (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
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                    (Address of Principal Executive Offices)

                                 (503) 684-8600
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              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 8.01. Other Events

See attached press release at Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits.

            99.1  Press Release, dated August 30, 2004.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                     WILLIAMS CONTROLS, INC.

Date: August 30, 2004                                By: /s/ DENNIS E. BUNDAY
                                                         -----------------------
                                                         Dennis E. Bunday
                                                         Chief Financial Officer